1. Business, Going Concern, Liquidity and Summary of Significant Accounting Policies: Accounts Receivable - Trade and Harmonized Sales Tax: Schedule of Accounts, Notes, Loans and Financing Receivable (Details) - USD ($)
	Mar. 31, 2018	Mar. 31, 2017
Allowance for Doubtful Accounts Receivable Current and Sales Tax	$ (46,363)	$ (47,035)
Accounts Receivable, Net, Current	544,859	1,020,091
Trade Accounts Receivable
Accounts Receivable, Gross, Current	585,835	865,018
Harmonized Sales Tax
Accounts Receivable, Gross, Current	$ 5,387	$ 202,107